                                   EXHIBIT 21
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                           SUBSIDIARIES OF THE COMPANY
                           ---------------------------

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                   Subsidiary                             Jurisdiction of Organization
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
Aztec Technology Partners, Inc.                   Delaware
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Aztec International LLC                           Delaware
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Aztec Technology Partners of New England          Delaware
LLC
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Compel LLC                                        Delaware
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Compel, LP                                        California
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Digital Network Associates, LLC                   Delaware
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Entra Computer Corp.                              Ohio
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Fortran Corp.                                     Maryland
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Mahon Communications Corporation                  Massachusetts
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McDowell Tucker & Co, Inc.                        Texas
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Office Equipment Service Co. Inc.                 Tennessee
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PCM, Inc.                                         Illinois
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Personal Computer Maintenance, Inc.               Illinois
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Professional Computer Solutions, Inc.             New York
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Professional Network Services, Inc.               Connecticut
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Softtech Communications, Inc.                     Texas
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Solutions E.T.C. Inc.                             Massachusetts
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